Offering Costs	0 Months Ended
Dec. 12, 2011
Offering Costs [Abstract]
Offering Costs

NOTE 4 – OFFERING COSTS

Offering costs on the Currency Funds and Currency Index Funds will be amortized over a twelve month period on a straight-line basis. The Sponsor will not collect any fee in the first year of operation of each Currency Fund and Currency Index Fund in an amount equal to the offering fees. The Sponsor will reimburse each Currency Fund and Currency Index Fund to the extent that its offering costs exceed 0.95% of its average daily NAV for the first year of operations. At December 12, 2011, payable for offering costs are reflected in the Statement of Financial Condition for each Currency Fund and Currency Index Fund.